          Execution Copy

Exhibit 10.23

FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 2, 2004 and effective as of the Amendment Date (as defined below) (this “Amendment”), is by and among ASSET ACCEPTANCE, LLC, a Delaware limited liability company, FINANCIAL CREDIT, LLC, a Delaware limited liability company, CFC FINANCIAL, LLC, a Delaware limited liability company, CONSUMER CREDIT, LLC, a Delaware limited liability company, and RX ACQUISITIONS, LLC, formerly known as Med-Fi Acceptance, LLC, a Delaware limited liability company (collectively, the “Borrowers” and, individually, a “Borrower”), JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA, with its main office in Chicago, Illinois, a national banking association (“JPMorgan”), STANDARD FEDERAL BANK, NA, a national banking association, NATIONAL CITY BANK OF THE MIDWEST, a national banking association formerly known as National City Bank of Michigan/Illinois, FIFTH THIRD BANK, EASTERN MICHIGAN, a Michigan banking corporation, and COMERICA BANK, a Michigan banking corporation (together with JPMorgan, collectively, the “Banks” and, individually, a “Bank”), and JPMORGAN CHASE BANK, N.A., as LC Issuer and administrative agent on behalf of the Banks (in such capacity, the “Agent”).

INTRODUCTION

                         A.     The Borrowers, the Banks and the Agent have entered into the Credit Agreement, dated as of September 30, 2002, as amended by the First Amendment to Credit Agreement, dated as of June 25, 2003, the Second Amendment to Credit Agreement, dated as of August 11, 2003, and the Third Amendment to Credit Agreement, dated as of January 30, 2004 (the “Credit Agreement”), pursuant to which the Banks provide to the Borrowers a revolving credit facility in the aggregate principal amount of $100,000,000.

                         B.     The Agent and the Borrowers wish to amend the Credit Agreement in certain respects, and accordingly, the Borrowers, the Banks and the Agent are willing to so modify the Credit Agreement on the terms and conditions herein set forth.

                         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

                         Effective upon the date the conditions precedent set forth in Article 2 of this Amendment are satisfied, which date (the “Amendment Date”) shall be determined by the Agent in its sole discretion, the Credit Agreement hereby is amended as follows:

                         1.1     The definition of the term “Cumulative Net Income” in Section 1.1 is amended and restated in full as follows:

               “Cumulative Net Income” of any person shall mean, as of any date, the net income (after deduction for income and other taxes of such person determined by reference to income or profits of such person) for the period commencing on the specified date through the end of the most recently completed fiscal quarter of such person (but without reduction for any net loss incurred for any fiscal quarter during such period), taken as one accounting period, all as determined in accordance with generally accepted accounting principles.

                         1.2     The following definitions of the terms “Fourth Amendment” and “Fourth Amendment Date”, respectively, are added to Section 1.1 in alphabetical order:

                         “Fourth Amendment” shall mean the Fourth Amendment to this Agreement, dated as of December 2, 2004.

                         “Fourth Amendment Date” shall mean the Amendment Date (as defined in the Fourth Amendment).

                         1.3     The definition of the term “Termination Date” in Section 1.1 is amended and restated in full as follows:

                         “Termination Date” shall mean the earlier to occur of (a) May 31, 2008, and (b) the date on which the Commitments shall be terminated pursuant to Section 2.2 or 6.2.

                         1.4      The following Section 2.13 is added immediately following Section 2.12:

               2.13     Increase of Aggregate Commitment. (a) At any time prior to May 31, 2007, so long as no Default or Event of Default shall then have occurred and be continuing, the Borrowers may request (in consultation with the Agent) that the Aggregate Commitment be increased, provided that, without the prior written consent of all of the Banks, (i) the Aggregate Commitment shall at no time exceed $120,000,000; (ii) the Borrowers shall not previously have reduced the Aggregate Commitment; and (iii) the Borrowers shall not be entitled to make such request more than once. Such request shall be made in a written notice given to the Agent and the Banks by the Borrowers not less than twenty (20) Business Days prior to the proposed effective date of such increase, which notice (a “Commitment Increase Notice”) shall specify the amount of the proposed increase in the Aggregate Commitment and the proposed effective date of such increase. In the event of such a Commitment Increase Notice, each of the Banks shall be given the opportunity to participate in the requested increase ratably in the proportions that their respective Commitments bear to the Aggregate Commitment. No Bank shall have any obligation to increase its Commitment pursuant to a Commitment Increase Notice. On or prior to the date that is fifteen (15) Business Days after receipt of the Commitment Increase Notice, each Bank shall submit to the Agent a notice indicating the maximum amount by which it is willing to increase its Commitment in connection with such Commitment Increase Notice (any such notice to the Agent being herein a “Bank Increase Notice”). Any Bank which does not submit a Bank Increase Notice to the Agent prior to the expiration of such fifteen (15) Business Day period shall be deemed to have denied any increase in its Commitment. In the event that the aggregate increases of Commitments set forth in the Bank Increase Notices exceeds the amount requested by the Borrowers in the Commitment Increase Notice, the Agent shall have the right, in consultation with the Borrowers, to allocate the amount of increases necessary to meet the Borrowers’ Commitment Increase Notice. In the event that the Bank Increase Notices in the aggregate are less than the amount requested by the Borrowers, not later than three (3) Business Days prior to the proposed effective date the Borrowers may notify the Agent of any financial institution that shall have agreed to become a “Bank” party hereto (a “Proposed New Bank”) in connection with the Commitment Increase Notice. Any Proposed New Bank shall be subject to the consent of the Agent (which consent shall not be unreasonably withheld). If the Borrowers shall not have arranged any Proposed New Bank(s) to commit to the shortfall from the Bank Increase Notices, then the Borrowers shall be deemed to have reduced the amount of their Commitment Increase Notice to the aggregate amount set forth in the Bank Increase Notices. Based upon the Bank Increase Notices, any allocations made in connection therewith and any notice regarding any Proposed New Bank, if applicable, the Agent shall notify the Borrowers and the Banks on or before the Business Day immediately prior to the proposed effective date of the amount of each Bank’s and Proposed New Bank’s Commitment (the “Effective Commitment Amount”) and the amount of the Aggregate Commitment, which amount shall be effective on the following Business Day. Any increase in the Aggregate Commitment shall be subject to the following conditions

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

precedent: (A) the Borrowers shall have obtained the consent thereto of each Guarantor and any other guarantor of the Obligations and its reaffirmation of the Loan Document(s), if any, executed by it, which consent and reaffirmation shall be in writing and in form and substance reasonably satisfactory to the Agent, (B) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Aggregate Commitment, all representations and warranties shall be true and correct in all material respects as though made on such date and no event shall have occurred and then be continuing which constitutes a Default or Event of Default, (C) the Borrowers, the Agent and each Proposed New Bank or Bank that shall have agreed to provide a “Commitment” in support of such increase in the Aggregate Commitment shall have executed and delivered a “Commitment and Acceptance” substantially in the form of Exhibit I hereto, (D) counsel for the Borrowers and for the Guarantors and any such other guarantors shall have provided to the Agent supplemental opinions in form and substance reasonably satisfactory to the Agent, and (E) the Borrowers and the Proposed New Bank(s) shall otherwise have executed and delivered such other instruments and documents as may be required under Article II or that the Agent shall have reasonably requested in connection with such increase. If any fee shall be charged by the Proposed New Bank(s) or Bank(s) that shall have agreed to provide a “Commitment” in support of such increase in the Aggregate Commitment in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Agent to the Borrowers. Upon satisfaction of the conditions precedent to any increase in the Aggregate Commitment, the Agent shall promptly advise the Borrowers and each Bank of the effective date of such increase. Upon the effective date of any increase in the Aggregate Commitment that is provided by a Proposed New Bank, such Proposed New Bank shall be a party to this Agreement as a Bank and shall have the rights and obligations of a Bank hereunder. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment on the part of any Bank to increase its Commitment hereunder at any time.

               (b) For purposes of this subparagraph (b), (i) the term “Buying Bank(s)” shall mean (A) each Bank the Effective Commitment Amount of which is greater than its Commitment prior to the effective date of any increase in the Aggregate Commitment and (B) each Proposed New Bank that is allocated an Effective Commitment Amount in connection with any Commitment Increase Notice, and (ii) the term “Selling Bank(s)” shall mean each Bank whose Commitment is not being increased from that in effect prior to such increase in the Aggregate Commitment. Effective on the effective date of any increase in the Aggregate Commitment pursuant to subparagraph (a) above, each Selling Bank hereby sells, grants, assigns and conveys to each Buying Bank, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Bank’s right, title and interest in and to its Outstanding Credit Exposure in the respective dollar amounts and percentages necessary so that, from and after such sale, each such Selling Bank’s Outstanding Credit Exposure shall equal such Selling Bank’s Pro Rata Share (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Effective on the effective date of the increase in the Aggregate Commitment pursuant to clause (a) above, each Buying Bank hereby purchases and accepts such grant, assignment and conveyance from the Selling Banks. Each Buying Bank hereby agrees that its respective purchase price for the portion of the Aggregate Outstanding Credit Exposure purchased hereby shall equal the respective dollar amount necessary so that, from and after such payments, each Buying Bank’s Outstanding Credit Exposure shall equal such Buying Bank’s Pro Rata Share (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Such amount shall be payable on the effective date of the increase in the Aggregate Commitment by wire transfer of immediately available funds to the Agent. The Agent, in turn, shall wire transfer any such funds received to the Selling Banks, in same day funds, for the sole account of the Selling Banks. Each Selling Bank hereby represents and warrants to each Buying Bank that such Selling Bank owns the Outstanding Credit Exposure being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Outstanding Credit Exposure, except for participations which will be extinguished upon payment to Selling Bank of an amount equal to the portion of the Outstanding Credit Exposure being sold by such Selling Bank. Each Buying Bank hereby acknowledges and agrees

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

that, except for each Selling Bank’s representations and warranties contained in the foregoing sentence, each such Buying Bank has entered into its Commitment and Acceptance with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Banks or the Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents. The Borrowers hereby agree to compensate each Selling Bank for all losses, expenses and liabilities incurred by each Bank in connection with the sale and assignment of any Eurodollar Loan hereunder on the terms and in the manner as set forth in Section 3.9.

                         1.5     Section 2.3(b) is amended and restated in full as follows:

                         (b)      The Borrowers further agree to pay to the Banks an upfront fee in the amount of $50,000 for the Fourth Amendment to this Agreement. Such upfront fee shall be payable on or prior to the Fourth Amendment Date, shall be shared among the Banks on a pro rata basis in accordance with their respective Commitments, shall be deemed earned upon receipt, and shall be nonrefundable.

                         1.6     Sections 5.1(d)(ii), (iii) and (iv) are amended and restated in full as follows:

               (ii)     As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of AACC, the consolidated balance sheet of AACC and its consolidated Subsidiaries as of the end of such quarter, and the related consolidated statements of income and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of AACC as having been prepared in accordance with generally accepted accounting principles; provided that, so long as AACC timely files with the Securities and Exchange Commission its quarterly report on Form 10-Q for any such fiscal quarter and such report is readily available to the Agent and the Banks via the internet, such report shall be deemed to satisfy the requirements of this Section 5.1(d)(ii); provided, further, that, in each such case, the certifications made by the chief financial officer of AACC with such report on Form 10-Q hereby shall be deemed made to and for the benefit of the Agent and each of the Banks;

               (iii)     As soon as available and in any event within 75 days after the end of each fiscal year of AACC, a copy of the consolidated balance sheet of AACC and its consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of AACC and its consolidated Subsidiaries for such fiscal year, with a customary audit report of an independent certified public accountants selected by AACC and acceptable to the Required Banks, without qualifications unacceptable to the Required Banks, together with a certificate of such accountants stating (A) that they have reviewed this Agreement and stating further whether, in the course of their review of such financial statements, they have become aware of any Event of Default or Default, and, if such an Event of Default or Default is continuing, a statement setting forth the nature and status thereof, and (B) that a computation by AACC (which computation shall accompany such certificate and shall be in reasonable detail) showing compliance with Sections 5.2(a), (b) and (c) hereof is in conformity with the terms of this Agreement; provided that, so long as AACC timely files with the Securities and Exchange Commission its annual report on Form 10-K for any such fiscal year and such report is readily available to the Agent and the Banks via the internet, such report shall be deemed to satisfy the requirements of this Section 5.1(d)(iii); provided, further, that, in each such case the Borrowers shall have furnished to the Banks and the Agent within such 75-day period such certificate of the accountants referred to above in this Section 5.1(d)(iii) and the certifications made by the chief financial officer of AACC with such report on Form 10-K hereby shall be deemed made to and for the benefit of the Agent and each of the Banks

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

               (iv)     Not later than the 45th day after the end of each of the first three fiscal quarters of each fiscal year of AACC, and the 75th day after the end of the fourth fiscal quarter of each fiscal year of AACC, a certificate of the chief financial officer of AACC stating (a) that no Event of Default or Default has occurred and is continuing or, if an Event of Default or Default has occurred and is continuing, a statement setting forth the details thereof and the action which the Borrowers have taken and propose to take with respect thereto, and (b) that a computation (which computation shall accompany such certificate and shall be in reasonable detail) showing compliance with Sections 5.2(a), (b) and (c) hereof in conformity with the terms of this Agreement, and in addition, not later than the 45th day after the end of each of the first three fiscal quarters of each fiscal year of AACC, and the 75th day after the end of the fourth fiscal quarter of each fiscal year of AACC, a report, in form and substance satisfactory to the Banks, with respect to the aggregate impairment reserve of the Borrowers and the changes therein since the last quarterly report delivered pursuant to this Section;

                         1.7     Section 5.2(b) is amended and restated in full as follows:

                              (b)     Tangible Net Worth. Permit or suffer the Consolidated Tangible Net Worth of AACC and its consolidated Subsidiaries at any time to be less than the sum of (i) $145,000,000 plus (ii) an amount equal to 50% of Cumulative Net Income of AACC and its consolidated Subsidiaries from and after September 30, 2004.

                         1.8     Notwithstanding anything to the contrary, the parties agree that the merger of CFC Financial, LLC into Asset Acceptance, LLC and the merger of Financial Credit, LLC into Asset Acceptance, LLC both would be permitted under Section 5.2(g).

                         1.9     Section 5.2(l) is amended and restated in full as follows:

                         (l)      Dividends and Other Restricted Payments. Make, pay, declare or authorize any dividend, payment or other distribution in respect of any class of its capital stock or membership interests or any dividend, payment or distribution in connection with the redemption, purchase, retirement or other acquisition, directly or indirectly, of its capital stock or membership interests, if any Default or Event of Default shall then have occurred and be continuing or would be caused thereby.

                         1.10     Exhibit I attached to this Amendment (the form of Commitment and Acceptance) is deemed added to the Credit Agreement as Exhibit I thereto.

                         1.11     The Pricing Schedule attached to this Amendment is deemed substituted for the Pricing Schedule attached to the Credit Agreement.

ARTICLE 2. CONDITIONS PRECEDENT

          As conditions precedent to the effectiveness of this Amendment, the Banks and the Agent shall receive the following documents and the following matters shall be completed, all in form and substance satisfactory to each Bank and the Agent:

                         2.1     This Amendment. This Amendment duly executed on behalf of each of the Borrowers, the Banks and the Agent, and the acknowledgment at the end of this Amendment duly executed on behalf of each of the Guarantors.

                         2.2 Fees. The Borrowers shall have paid to the Agent (a) for the account of each Bank, a fee in the amount equal to five hundredths of one percent (5/100 of 1%) of the amount of such

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

Bank’s Commitment, and (b) for the account of the Agent and J.P. Morgan Securities Inc., such other fees, in such amounts and at such times, to which the Borrowers and the Agent otherwise shall have agreed.

                         2.3     Miscellaneous. All other documents, payments and legal matters in connection with the transactions contemplated by this Amendment shall have been executed, delivered and complete, as applicable, and shall be in form and substance satisfactory to Agent and its counsel.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES

                         In order to induce the Banks and the Agent to enter into this Amendment, each Borrower represents and warrants that:

                         3.1      The execution, delivery and performance by each Borrower of this Amendment are within its limited liability company powers, have been duly authorized by all necessary action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of such Borrower’s charter or operating agreement, or of any contract or undertaking to which such Borrower is a party or by which such Borrower or its property is or may be bound or affected.

                         3.2     This Amendment is a legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms.

                         3.3     No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or member of any Borrower, is required on the part of any Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

                         3.4     After giving effect to the amendments contained in Article 1 of this Amendment, the representations and warranties contained in Article 4 of the Credit Agreement and the representations and warranties contained in the Security Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Event of Default has occurred and is continuing.

ARTICLE 4. MISCELLANEOUS

                         4.1     If any Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Borrowers in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

                         4.2     All references to the Credit Agreement in any Security Document or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

                         4.3     The Security Documents, any and all certificates or financing statements executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect for the benefit of the Agent and the Banks.

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

                         4.4     Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                         4.5     This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

                         4.6     The Borrowers jointly and severally agree to pay the reasonable fees and expenses of Dickinson Wright PLLC, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

                         4.7     This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                         4.8     Notwithstanding anything to the contrary, on or before the earlier to occur of (a) February 28, 2005 or (b) the first date on which the Borrowers give the Agent and the Banks a Commitment Increase Notice, as defined in and pursuant to Section 2.13 of the Credit Agreement as amended by this Amendment, the Borrowers shall deliver to the Agent copies of authorizing resolutions and evidence of other corporate or limited liability company, as the case may be, action, all in form and substance satisfactory to the Agent, taken by each Borrower and Guarantor, respectively, to authorize and ratify the execution, delivery and performance by each such Borrower and Guarantor of this Amendment and the consummation by each such Borrower and Guarantor of the transactions contemplated hereby, certified as true and correct by a duly authorized member, manager or officer, as applicable of each such Borrower and Guarantor, respectively, the delivery of which shall in any event be a condition precedent to the effectiveness of Section 2.13 of the Credit Agreement.

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Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first-above written.

ASSET ACCEPTANCE, LLC
By:
Nathaniel F. Bradley IV
Its: President

FINANCIAL CREDIT, LLC
By:
Nathaniel F. Bradley IV
Its: President

CFC FINANCIAL, LLC
By:
Nathaniel F. Bradley IV
Its: President

CONSUMER CREDIT, LLC
By:
Nathaniel F. Bradley IV
Its: President

RX ACQUISITION, LLC (f/k/a Med-Fi Acceptance, LLC)
By:
Nathaniel F. Bradley IV
Its: President

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (main office Chicago), individually and as Agent and LC Issuer
By:

Print Name: Its:

COMERICA BANK
By:

Print Name: Its:

FIFTH THIRD BANK, EASTERN MICHIGAN
By:

Print Name: Its:

NATIONAL CITY BANK OF THE MIDWEST (formerly known as National City Bank of Michigan/Illinois)

By:

Print Name: Its:

STANDARD FEDERAL BANK, NA
By:

Print Name: Its:

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

ACKNOWLEDGMENT OF GUARANTORS

     As of the date first set forth above, each of the undersigned Guarantors hereby acknowledges that it has reviewed and fully consents to the foregoing Fourth Amendment to Credit Agreement (the “Fourth Amendment”), that each of the Security Documents (as defined in the Credit Agreement amended by the Fourth Amendment; hereinafter the “Credit Agreement”), made by each of the undersigned in favor of the Agent and the Banks continues in full force and effect to secure and guarantee, as the case may be, among other things, all the indebtedness, obligations and liabilities of the Borrowers to the Banks and the Agent under the Credit Agreement, as amended by the Fourth Amendment, and acknowledges and agrees that it has no defenses, counterclaims or offsets with respect thereto. Each of the undersigned Guarantors hereby further acknowledges and agrees for the benefit of the Banks and the Agent to be bound by and comply with all covenants applicable to it under Article V of the Credit Agreement, as amended by the Fourth Amendment. All references to the Credit Agreement in any Security Document or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended by the Fourth Amendment. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement or the Fourth Amendment, as the case may be.

ASSET ACCEPTANCE HOLDINGS, LLC
By:

Its:

AAC INVESTORS, INC.
By:

Its:

RBR HOLDING CORP.
By:

Its:

ASSET ACCEPTANCE CAPITAL CORP.
By:

Its:

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

EXHIBIT I

COMMITMENT AND ACCEPTANCE

     This Commitment and Acceptance (this “Commitment And Acceptance”) is dated as of the Effective Date set forth below and is entered into by and among [insert name of Bank or New Bank] (“[New]Bank”), ASSET ACCEPTANCE, LLC, a Delaware limited liability company, FINANCIAL CREDIT, LLC, a Delaware limited liability company, CFC FINANCIAL, LLC, a Delaware limited liability company, CONSUMER CREDIT, LLC, a Delaware limited liability company, and RX ACQUISITIONS, LLC, formerly known as Med-Fi Acceptance, LLC, a Delaware limited liability company (collectively, the “Borrowers”), and JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA, with its main office in Chicago, Illinois, a national banking association (“JPMorgan”), STANDARD FEDERAL BANK, NA, a national banking association, NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, a national banking association, FIFTH THIRD BANK, EASTERN MICHIGAN, a Michigan banking corporation, and COMERICA BANK, a Michigan banking corporation (together with JPMorgan, collectively, the “Banks” and, individually, a “Bank”), and JPMORGAN CHASE BANK, N.A., as LC Issuer and administrative agent on behalf of the Banks (in such capacity, the “Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Agreement”), receipt of a copy of which is hereby acknowledged by the [New] Bank.

     WHEREAS, this Commitment and Acceptance is made pursuant to the Credit Agreement dated as of September 30, 2002, as amended by the First Amendment to Credit Agreement, dated June 25, 2003, the Second Amendment to Credit Agreement, dated as of August 11, 2003, the Third Amendment to Credit Agreement, dated as of January 30, 2004, and the Fourth Amendment to Credit Agreement dated as of December    , 2004 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrowers, the Banks party thereto, the LC Issuers and JPMorgan as Agent for the Banks;

     WHEREAS, pursuant to a Commitment Increase Notice, the Borrowers have requested that the Aggregate Commitment be increased; and

     [WHEREAS, pursuant to a Bank Increase Notice, the Bank has indicated that it is willing to increase its Commitment in connection with such Commitment Increase Notice;]

     [WHEREAS, the New Bank desires to become a Bank under the Credit Agreement in connection with such Commitment Increase Notice;]

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I
AGREEMENT OF THE [NEW] BANK

     1.1     Commitment. [The Bank agrees that on                     , 20       (the “Effective Date”), its Commitment will be increased by $                     thereby making the amount of its Commitment $                    .] [The New Bank agrees that on                     , 20      (the “Effective Date”), it hereby shall become a party to the Credit Agreement as a Bank thereunder with a

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

Commitment in the amount of $                    .] [The New Bank authorizes the Agent to act as its agent under the Loan Documents in accordance with the term thereof. The New Bank acknowledges that the Agent has no duty to supply information with respect to the Borrowers or the Loan Documents to the New Bank until the New Bank becomes a party to the Credit Agreement pursuant to this Commitment and Acceptance.]

ARTICLE II
REPRESENTATIONS AND WARRANTIES

The [New] Bank (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby and to [be] [become] a Bank under the Agreement, (ii) from and after the Effective Date, it shall [continue to] be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of the Commitment amount set forth in this Commitment and Acceptance, shall have the obligations of a Bank thereunder, (iii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are “plan assets” as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be “plan assets” under ERISA, (iv) it has received a copy of the Credit Agreement, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Bank, and (v) attached as Schedule 1 to this Commitment and Acceptance is any documentation required to be delivered with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by it and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

ARTICLE III
MISCELLANEOUS

     3.1     General Provisions. This Commitment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Commitment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Commitment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Commitment and Acceptance. This Commitment and Acceptance shall be governed by, and construed in accordance with, the law of the State of Michigan.

     [3.2     Consent of the Agent. The Agent consents to the New Bank becoming a Bank under the Credit Agreement pursuant to this Commitment and Acceptance.]

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

[New] BANK:
By:
Title:

ASSET ACCEPTANCE, LLC
By:
Nathaniel F. Bradley IV
Its: President

FINANCIAL CREDIT, LLC
By:
Nathaniel F. Bradley IV
Its: President

CFC FINANCIAL, LLC
By:
Nathaniel F. Bradley IV
Its: President

CONSUMER CREDIT, LLC
By:
Nathaniel F. Bradley IV
Its: President

RX ACQUISITION, LLC (f/k/a Med-Fi Acceptance, LLC)
By:
Nathaniel F. Bradley IV
Its: President

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (main office Chicago), individually and as Agent and LC Issuer
By:

Print Name: Its:

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement

PRICING SCHEDULE

APPLICABLE	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V
MARGIN	STATUS	STATUS	STATUS	STATUS	STATUS
Eurodollar Rate	1.50%	1.75%	2.00%	2.25%	2.50%

Floating Rate	0%	0%	0%	0%	0.25%

APPLICABLE FEE	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V
RATE	STATUS	STATUS	STATUS	STATUS	STATUS
Letter of Credit	1.50%	1.75%	2.00%	2.25%	2.50%
Fee

Commitment Fee	0.25%	0.30%	0.375%	0.45%	0.50%

     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     “Financials” means the annual or quarterly financial statements of AACC and its Subsidiaries, on a consolidated basis, delivered pursuant to the Credit Agreement.

     “Level I Status” exists at any date if, as of the last day of the fiscal quarter of AACC referred to in the most recent Financials, the Leverage Ratio is less than .25 to 1.00.

     “Level II Status” exists at any date if, as of the last day of the fiscal quarter of AACC referred to in the most recent Financials, (i) the Borrowers have not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 0.50 to 1.00.

     “Level III Status” exists at any date if, as of the last day of the fiscal quarter of AACC referred to in the most recent Financials, (i) the Borrowers have not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than 0.75 to 1.00.

     “Level IV Status” exists at any date if, as of the last day of the fiscal quarter of AACC referred to in the most recent Financials, (i) the Borrowers have not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is less than 1.00 to 1.00.

     “Level V Status” exists at any date if the Borrowers have not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

     “Status” means Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

     The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on AACC’s Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrowers fail to deliver the Financials to the Agent at the time required pursuant to the Credit Agreement, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

Asset Acceptance, LLC et al. Fourth Amendment to Credit Agreement